NRG Energy, Inc.: Poised to Meet the Country's Energy Infrastructure Requirements Lehman Energy/Power Conference September 7-9, 2005 New York City

Safe Harbor Statement This Investor Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to certain risks, uncertainties and assumptions and typically can be identified by the use of words such as "expect," "estimate," "anticipate," "forecast," "plan," "guidance," "believe" and similar terms. Such forward-looking statements include, but are not limited to, immediate and long-term consequences of Hurricane Katrina on operations, expected earnings, future growth and financial performance, the successful implementation of our acquisition and repowering strategy, expected benefits and results of capital allocation initiatives, expected benefits and EBITDA improvements of the F.O.R.NRG initiatives, and Big Cajun II - Unit 4 construction and our success in securing commercial arrangements for the output of the facility. Although NRG believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, general economic conditions, hazards customary in the power industry, weather conditions, competition in wholesale power markets, the volatility of energy and fuel prices, failure of customers to perform under contracts, changes in the wholesale power markets and related government regulation, the condition of capital markets generally, our ability to access capital markets, unanticipated outages at generation facilities, our ability to convert facilities to western coal successfully, adverse results in current and future litigation, failure to identify or successfully implement acquisitions and repowerings, the inability to implement value enhancing improvements to plant operations and companywide processes and the ability to file for RMR renewals successfully in the near term. NRG undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The adjusted EBITDA guidance is an estimate as of August 9, 2005 and is based on assumptions believed to be reasonable as of that date. NRG disclaims any current intention to update such guidance from August 9, 2005. The foregoing review of factors that could cause NRG's actual results to differ materially from those contemplated in the forward-looking statements included in this Investor Presentation should be considered in connection with information regarding risks and uncertainties that may affect NRG's future results included in NRG's filings with the Securities and Exchange Commission at www.sec.gov.

Agenda General Overview Our First 18 Months: A Scorecard Recent Events Our Focus Going Forward

New NRG – Two Drivers since Emergence


2003
2004
2005 YTD
Unrelenting focus on execution
Ch. 11 Emergence
Operational
Future
Completed assembly of senior mgmt team
2005 Hedging Implemented
NY Enviro. Settlement
100% PRB burn at Huntley and Dunkirk
Leased 1500 railcars
CT RMR Settlement
Big Cajun II 10-year rail contract
Prudent Balance Sheet Management
Financial
Future
$2.7B exit financing
Interest Rate Swap
Batesville Sale
Provided 2004 full-year guidance
Kendall Sale
$250mm accelerated share repurchase, $250mm preferred issuance, $229mm bond redemption
$475mm, tack-on bond financing
Senior debt refinancing
13mm share repurchase
TermoRio Settlement
$416mm bond repurchase
Value Enhancing Growth
Growth

Adding a third driver – growth – while continuing our focus on operations and balance sheet management

4

NRG Strategy - Building Competitively Advantaged Businesses in our Core Regions Creating maximum value from existing fleet Reinvestment in repowering of key assets Acquisitions to enhance regional portfolios Our Objective: To be a multi-regional, multi-fuel, scale generator with assets across the merit order in each of our core regional businesses and with the capability to procure, transport and trade all of the commodities involved in our business. West Coast South Central Northeast Australia Germany Thermal

Domestic Core Businesses - Fuel and Dispatch Diversity Note: Other North America includes 1,579 MW outside of core regions South Central West Northeast Gas 980 MW 40% Coal 1,489 MW 60% Gas 842 MW 11% Coal 2,407 MW 30% Dual Fuel 2,284 MW 29% Oil 2,350 MW 30% Oil 628 MW 59% Gas 427 MW 41% Intermediate 28% Baseload 37% Peaking 28% Dispatch Type Our Competitive Advantages Sizeable asset base in the right markets Service regions with substantial and pressing energy infrastructure requirements Locational advantage due to transmission constraints Long-term contracts Repowering opportunities at existing sites "In the money" baseload coal generation

International Core Businesses - Australia & Germany Flinders 40% market share Locationally advantaged Multiyear load following contract of up to 72% of on- peak capacity Gladstone Predominately contracted Output fully contracted Minimal seasonality to earnings Australia Coal 1,390 MW 100% Germany Coal 519 MW 100% Gladstone Flinders MIBRAG Sckhopau Coal-based assets that provide steady earnings and cash flows

Our First 18 Months: A Scorecard

Focus on Execution

Focus on Safety

NRG Safety Record	NRG YTD June 2005	NRG 2004	Industry 2004
Total US OSHA Recordable Rate	3.97	4.48	4.4

Executing on Asset Sales



$ (in millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
MW Held for Sale
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05
3Q 05
4Q 05 & Fwd
Deconsolidated Debt
Cash Proceeds
MW Held for Sale

Reducing reliance on eastern coal



Eastern vs Western Coal
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
76%
86%
94%
94%
24%
14%
6%
6%
2004
2005
2006
2007
Eastern
Western

Locking in coal supply

Year	Eastern (mm tons)	% Hedged	Western (mm tons)	% Hedged	Total (mm of tons)	% hedged
2005	1.8	100%	11.5	100%	13.3	100%
2006	0.8	60%	12.5	92%	13.4	90%
2007	0.8	20%	12.4	64%	13.1	61%
2008	0.8	0%	12.4	52%	13.1	49%

Coal data as of September 2, 2005. Western coal implies purchases and deliveries of PRB and Colorado coal and Entergy's portion of BCII - 3

9

Prudent Balance Sheet Management Prudent Balance Sheet Management Lowered interest expense by 35% Net debt at low end of targeted range Cash on hand and total liquidity remain strong Bonds outperform peer group Bonds outperform peer group Bonds outperform peer group Bonds outperform peer group

Recent Events

South Central and Hurricane Katrina

NRG and Hurricane Katrina Provide for our own staff and families Protect the physical integrity of our facilities Help our rural cooperative customers in every way we can Initial Response Stand ready to generate once grid is stabilized Resume coal delivery Assist in restoration of Washington St. Tammany Parish cooperative customers (~ 13% of load) First Priorities Commercial Consequences Extraordinarily high fuel price movements and volatility affect all domestic operations Potential for disruption in supply of fuel products to Northeast plants Collateral and counterparty credit being actively managed* Potential political/regulatory reaction Immediate consequences of Katrina to NRG appear to be modest to negligible while long term consequences are potentially far reaching *Collateral postings as of September 6, 2005 were $540 million versus $206 million on June 30, 2005

Operational Performance During peak summer demand, coal units performed in line or better than expected July August Note: Total MWh for July and August 2005 were 5.9 million MWh versus 4.9 million MWh in 2004

Operational Activities - F.O.R.NRG EBITDA Impact EBITDA Impact EBITDA Impact EBITDA Impact EBITDA Impact ($ in millions) 2005 2006 2007 2008 Run Rate Operations Initiatives $ 5 $21 $ 37 $62 Corporate Initiatives 25 33 38 38 Total $30 $54 $75 $100 Driving Return on Invested Capital at NRG A Key Operating Principle Improved operational performance will drive future years while corporate initiatives provide near-term benefits.

Regulatory Development: Delay of LICAP Cos Cob Devon Montville Middletown Branford Torrington Terminal Franklin Drive Norwalk Harbor NRG Energy All Transmission Lines 345 KV Below 230 KV Immediate consequences: NRG's current RMR settlement expires December 31, 2005 Will seek to extend RMR until locational capacity market is in place State regulators and legislators developing alternatives to LICAP that will directly support the construction of needed new facilities Middletown, Montville, Devon (1392 MW) currently designated as "needed for reliability" by ISO-NE Longer term consequence: PJM and California capacity market initiatives continue but opponents invigorated by LICAP delay "...without emergency actions, the State of Connecticut is expected to be short of generating capacity to meet the ... forecast peak load plus operating reserve through 2013. The deficiency could range from approximately 420 MW in 2004 to approximately 1,265 MW in 2013." Source: ISO-NE "Connecticut Energy Plan Framework," January 4, 2005, page 9.

Forward Focus

Energy Infrastructure: Conditions in our Core Domestic Regions The United States has looming energy infrastructure issues which need to be addressed immediately New record demand Insufficient supply currently Gas dependent Significant internal transmission constraints Aging power generation fleet CAISO may deem certain facilities no longer needed for reliability which could exacerbate current constraints New record demand Insufficient supply looming Gas and fuel oil dependent Future imports from Canada uncertain Limited fuel storage Transmission constraints Fuel transportation bottlenecks Significant environmental uncertainty New record demand Gas dependent Energy infrastructure rebuild PJM, NYISO, ISO-NE Stage is set for significant spending on energy infrastructure Challenges: Environmental ground rules for the future remain uncertain Permitting remains a challenge Transmission constraints are only slowly being relieved Politically acceptable technology options are not fully proven commercially Opportunities: Energy Policy Act encourages construction of new energy infrastructure FERC's authority is reinforced and stability is provided to regions with organized markets Gas price paradigm shift Intermittent shortages of oil products possible

Energy Infrastructure NRG's Advantages Substantial cash resources available for reinvestment Ownership of industrial sites with existing fuel delivery and transmission interconnects near load centers Considerable expertise on purchasing, transporting and consuming Powder River Basin coal, the country's most abundant dependable domestic fuel source Fleet of nongas-fired plants which are ripe for redevelopment, expansion and/or co-location of supplemental infrastructure development NRG is ready, willing and able

Energy Infrastructure: Big Cajun II-Unit 4 675MW net capacity Supercritical boiler (higher efficiency, lower fuel consumption and therefore lower emissions) Best Available Control Technology Potential partners are regional cooperatives and local utilities Potential power off-takers are local utilities and local industrial users NRG to retain some capacity to supply growing cooperative load supply growing cooperative load supply growing cooperative load supply growing cooperative load supply growing cooperative load supply growing cooperative load supply growing cooperative load supply growing cooperative load supply growing cooperative load supply growing cooperative load supply growing cooperative load supply growing cooperative load This project has potential to displace as much as 35 bcf/year of gas

NRG Intrinsic Growth Initiatives: 2006 - 2010 Power Marketing and Market Development Current Asset "Steady State" EBITDA Brownfield and Asset Growth Multi-faceted approach to realization of the Company's earnings potential $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 EBITDA F.O.R.NRG Capital Redeployment

Appendix

June YTD 2005 Financial Summary 2004 Actuals $490 Portfolio Changes: Kendall Sale (23) WCP CDWR contract (82) Enfield 4 Portfolio Changes: (101) Mark-to-Market (33) Regional margins1 (37) Operating Exp1 (28) G&A Exp1 (24) Equity Earnings2 5 Other, net 5 2005 Actuals $277 1 Net of Kendall 2 Net of WCP and Enfield Financial Results Adjusted EBITDA YTD 05 YTD 04 Operating revenues $1,186 $1,174 Cost of Operations 889 735 Net income 47 113 EBITDA 302 529 Adjusted EBITDA $ 277 $490 $ millions YTD 05 YTD 04 Cost of Gas ($/mm BTU) $7.67 $6.28 Generation Hours (millions) 12.6 13.0 Coal Consumed (mm Tons) 5.3 5.6 PRB Blend 78% 72% Coal Costs (mm/BTU) $1.93 $1.50 North America $ millions

Q2 2005 Cash Flow $ in millions Q1 Q2 YTD Adjusted EBITDA $154 $123 $277 Interest Payments - Cash (56) (74) (130) Income Tax - Cash (2) (3) (5) Other Cash and Non-Cash Items 66 29 95 Working Capital Changes - Excludes Accrued interest (107) (41) (148) Other Assets & Liabilities 10 (7) 3 CFO $64 $28 $92 Asset Divestitures 0 65 65 Capital Expenditures (12) (25) (37) Other Cash used by Investing 104 16 120 Foreign Exchange Rate Changes & Other (2) 2 0 Cash Flow Before Financing Activities $154 $86 $240 Cash Flow Before Financing Activities $154 $86 $240 Cash used for Debt Repayments, Dividends, Other (501) (26) (527) Net Cash Flow ($347) $60 ($287)

Debt Schedule (US $mm) - 6/30/2005 S Xcel Note 9.5 S Senior Credit Facility 797.8 S 8% Notes 1,320.6 S Camas 8.7 S Conemaugh 0.2 NEO Northbrook 25.6 NEO NY 16.4 Peakers 240.1 S Thermal San Francisco 0.1 S Thermal 120.4 Audrain-Capital Lease 239.9 S Schkopau-Capital Lease 239.5 Itiquira 50.7 S Flinders 141.5 Total consolidated $ 3,211.0 "S" indicates Supported Project

Value Enhancing Growth - Hedging Coal Generation1,2 Energy position as of August 30, 2005; excludes capacity revenues and ancillary services Includes Northeast and South Central portfolios 77% of our fleet maintains flexible sourcing through multiple modes of transportation 100% of transportation under firm contract for 5-10 years for PRB coal and 3-5 years for Eastern coal Ample fleet of railcars (~2850 railcars in total) Target coal inventory levels of 15-30 days, current average of 20 days fleet-wide

Operational Statistics by Primary Fuel Coal Net Capacity EAF EFOR Net MWh Full year 2004 64.9% 84.8% 7.4% 21,132,616 YTD June 04 64.9% 83.6% 8.0% 10,562,929 YTD June 05 57.6% 78.3% 10.1% 9,353,938 Gas Net Capacity EAF EFOR Net MWh Full year 2004 7.7% 88.0% 17.5% 3,456,671 YTD June 04 6.8% 85.5% 23.4% 1,524,986 YTD June 05 8.0% 93.6% 24.0% 1,792,255 Oil Net Capacity EAF EFOR Net MWh Full year 2004 7.9% 89.5% 8.2% 1,378,364 YTD June 04 6.0% 93.5% 7.5% 903,723 YTD June 05 10.0% 87.5% 3.7% 1,498,302 Excludes Batesville, McClain, Kendall, Long Beach and Cadillac Excludes Batesville, McClain, Kendall, Long Beach and Cadillac Excludes Batesville, McClain, Kendall, Long Beach and Cadillac Excludes Batesville, McClain, Kendall, Long Beach and Cadillac Excludes Batesville, McClain, Kendall, Long Beach and Cadillac

Regulatory Activities: RMR Filing Process NRG files RMR under Section 205 of the Federal Power Act FERC rejects RMR FERC accepts RMR as of 1/1/2006, subject to hearing and refund, payments flow 1/1/2006 FERC defers decision until after final hearing (5 month delay), delayed payments By statute, FERC has 60 days to act Set for hearing, procedural schedule determined Goes to settlement Goes to litigation ISO-NE reconfirms that NRG's facilities are needed for reliability We plan to file for RMR renewals within the next 60 days Possible FERC actions:

Regulation G Reconciliation Appendix Table A - 1 : Six Month EBITDA Reconciliation The following table summarizes the calculation of EBITDA and provides a reconciliation to net income/(loss): Six Months Ended Six Months Ended 06 /3 0 /200 5 06 /3 0 /2004 Net Income: $ 46,484 $ 113,259 Plus: Income Tax Expense 12,883 50, 602 Interest Expense 101,593 117,094 Amortization and Write Downs of Finance Costs 2,848 4,537 Amor tiz ation of Debt Disc ount /Prem ium 2,110 7,323 Refinancing Expenses 25,024 30,417 Depreciation Expense 96,173 108,1 74 WCP CDWR contract amo rti zation - 61,606 Amortization of power contract s 8,822 25,579 Amortization of emission credits 6,316 9,918 EBITDA 302,253 528, 509 Income from Discontinued Operations (730) (12,413) Corporate relocation charges 3,911 6 ,761 Reorganization items - 3,589 Impairment charges 223 1,676 FERC - authorized settlement with CL&P - (38, 509 ) Gain on Crockett (3,536) - Gain on TermoRio Settlement (13 , 532) - Write Downs , Gain / ( Loss ) on Sales of Equity Investments (11,56 1) 533 Adjusted EBITDA $ 277,028 $ 490, 145

Regulation G Reconciliation Appendix Table A - 2 : Net Debt to Capital Reconciliation The following table summarizes the calculation of Net Debt to Capital: Numerator Gross Debt 3,210,951 Total Cash 910,409 Net Debt 2,300,542 Denominator Book Value of Equity 2,600,651 Net Debt 2,300,542 Capital 4,901,193 Net Debt to Capital 47%

Regulation G Reconciliation Appendix Table A - 3 : Second Quarter 2005 Regional EBITDA Reconciliation The following table summarizes the calculation of EBITDA and provi des a reconciliation to net income/(loss): Three months ending June 30 , 200 5 Northeast South Central West ern Other NA Australia Other Int'l Alt. Energy Non - Gen Corp Net Income: 39,473 (6,817) 5,909 (5,967) 4,213 18,438 3,120 1,834 (36,337) Plus: Income Tax Expense/ ( Benefit ) - - (3) 1, 126 1, 142 4, 068 174 537 1,037 Interest Expense 9 1,742 - 4,414 3,056 1,128 95 2,262 35,242 Amortizatio n and Write D owns of Finance Costs - - - - 22 - - 5 1,408 Amor ti zation of Debt ( Discount ) / Premium - 602 - 1,221 - - - (232) (412) Depreciation Expense 18,582 15,085 197 2,010 6,118 858 1,318 2,740 841 Amortization of power contract - (3,162) - 1,888 2,354 - - 214 - Amortization of emission credits 1, 744 945 - - - - - - - EBITDA 59,808 8,395 6,103 4, 692 16, 905 24, 492 4, 707 7,360 1,779 Income from discontinued operations - - - (734) - - - - - Corporate relocation charges 8 2 - - - - - - 446 Impairment charges - - - - - - 223 - - Write down and (gains)/losses on sales of eq uity method investments - - - - - (11,561) - - - Adjusted EBITDA $ 59,816 $ 8,397 6,103 $ 3, 958 $ 16, 905 $ 12, 931 $ 4, 930 $ 7,360 $ 2,225

Regulation G Reconciliation EBITDA, Adjusted EBITDA and adjusted net income are nonGAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The presentation of Adjusted EBITDA and adjusted net income should not be construed as an inference that NRG's future results will be unaffected by unusual or non-recurring items. EBITDA represents net income before interest, taxes, depreciation and amortization. EBITDA is presented because NRG considers it an important supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity. EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: • EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments; • EBITDA does not reflect changes in, or cash requirements for, working capital needs; • EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts; • Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and • Other companies in this industry may calculate EBITDA differently than NRG does, limiting its usefulness as a comparative measure. Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to use to invest in the growth of NRG's business. NRG compensates for these limitations by relying primarily on our GAAP results and using EBITDA and Adjusted EBITDA only supplementally. See the statements of cash flow included in the financial statements that are a part of this news release. Adjusted EBITDA is presented as a further supplemental measure of operating performance. Adjusted EBITDA represents EBITDA adjusted for reorganization, restructuring, impairment and corporate relocation charges, discontinued operations, and write downs and gains or losses on the sales of equity method investments; factors which we do not consider indicative of future operating performance. The reader is encouraged to evaluate each adjustment and the reasons NRG considers it appropriate for supplemental analysis. As an analytical tool, Adjusted EBITDA is subject to all of the limitations applicable to EBITDA. In addition, in evaluating Adjusted EBITDA, the reader should be aware that in the future NRG may incur expenses similar to the adjustments in this news release. Similar to Adjusted EBITDA, Adjusted net income represents net income adjusted for reorganization, restructuring, impairment and corporate relocation charges, discontinued operations, and write downs and gains or losses on the sales of equity method investments; factors which we do not consider indicative of future operating performance. The reader is encouraged to evaluate each adjustment and the reasons NRG considers it appropriate for supplemental analysis. In addition, in evaluating adjusted net income, the reader should be aware that in the future NRG may incur expenses similar to the adjustments in this news release.